UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 22, 2013

(Exact Name of Registrant as Specified in Its Charter)

Ohio

(State or Other Jurisdiction

of Incorporation)

001-33653	31-0854434
(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(800) 972-3030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This report contains statements about Fifth Third Bancorp (“Fifth Third”) that we believe are “forward-looking statements” within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “ will likely result ,” “ may ,” “ are expected to ,” “ is anticipated ,” “ estimate ,” “ forecast ,” “ projected ,” “ intends to ,” or may include other similar words or phrases such as “ believes ,” “ plans ,” “ trend ,” “ objective ,” “ continue ,” “ remain ,” or similar expressions, or future or conditional verbs such as “ will ,” “ would ,” “ should ,” “ could ,” “ might ,” “ can ,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to those described in this current report on Form 8-K or the documents incorporated by reference herein. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.

There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from the separation of or the results of operations of Vantiv, LLC from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.

You should refer to our periodic and current reports filed with the SEC for further information on other factors which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Copies of those filings are available at no cost on the SEC’s Web site at www.sec.gov or on our Web site at www.53.com. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously announced, on December 14, 2012, Fifth Third Bancorp (“Fifth Third”) entered into an accelerated share repurchase transaction with Credit Suisse International (“Credit Suisse”) pursuant to which Fifth Third would purchase approximately $100 million of its outstanding common stock. Fifth Third is repurchasing the shares of its common stock as part of its previously announced 100 million share repurchase program.

On February 25, 2013, Fifth Third was notified by Credit Suisse that effective Friday, February 22, 2013, they had finished purchasing shares under the December 14th agreement. A total of 6,267,410 shares were repurchased upon execution of the agreement, and an additional 127,760 were repurchased upon completion of the agreement. The additional shares are expected to settle on February 27, 2013. In total, 6,395,170 shares were repurchased under the December 14, 2012 transaction, at an average price of $15.6368.

Fifth Third currently has one active contract for $125 million that was entered into on January 28, 2013. Fifth Third has 55 million shares of remaining repurchase authority under its previously announced share repurchase program, after giving effect to shares already delivered under the active share repurchase contract.

Credit Suisse and certain of its affiliates have performed, and in the future may perform, various financial advisory and other services for Fifth Third and Fifth Third’s affiliates for which they have received, and may in the future receive, customary fees and expenses.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 8.01 Other Events.

On February 25, 2013, Fifth Third Bank updated and amended its existing global bank note program. The amended global bank note program increases Fifth Third Bank’s capacity to issue its senior and subordinated unsecured bank notes from $20 billion to $25 billion.

On February 25, 2013, Fifth Third Bank offered for sale, under its amended bank notes program, $1.3 billion in aggregate principal amount of bank notes. Specifically, Fifth Third Bank offered: $600 million of 1.45% senior fixed rate notes, with a maturity of five years due February 28, 2018; $400 million of .90% senior fixed rate notes with a maturity of three years, due February 26, 2016; and $300 million of senior floating rate notes. Interest on the floating rate notes is 3-month USD LIBOR plus 41 basis points, with a maturity of three years, due on February 26, 2016. These bank notes will be redeemable by Fifth Third Bank, in whole or in part, on or after the date that is 30 days prior to the maturity date at a redemption price equal to 100% of the principal amount plus accrued and unpaid interest through the redemption date. The settlement date for the sale of the notes is expected to be on or about February 28, 2013.

Upon the issuance of these notes, the cumulative balance of all outstanding bank notes under the program will be approximately $2.3 billion.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP (Registrant)

February 27, 2013	/s/ DANIEL T. POSTON
Daniel T. Poston
Executive Vice President and Chief Financial Officer